Exhibit 99.1

Comtech Announces Amendment to Senior Secured Credit Agreement

Which Improves Terms and Increases Financial Flexibility

Company Also Announces Additional $35 Million Capital Infusion

CHANDLER, Ariz. – July 21, 2025 – Comtech Telecommunications Corp. (NASDAQ: CMTL) (“Comtech” or the “Company”), a global communications technology leader, today announced it has negotiated amendments to its senior secured credit agreement that significantly improve the terms in the Company's favor, increase financial flexibility and enhance liquidity to support the Company's business plans.

The improved terms of the credit agreement include a long-term financial covenant holiday such that the next test of the fixed charge coverage ratio, net leverage ratio and minimum EBITDA covenants will be after the conclusion of the fiscal quarter ending on January 31, 2027. The lenders also waived prepayment fees on the current prepayment of senior debt and deferred the Company's prior obligations to make certain amortization and fee payments.

Concurrently, the Company received a capital infusion of $35 million through a subordinated debt investment by an existing holder of the Company’s convertible preferred stock and subordinated debt. This new subordinated debt has favorable terms for the Company: there is no make whole provision, there is no cash interest requirement and interest will generally accrue at the same rate as the cash interest paid on the Company’s senior secured term loan debt. Net proceeds from the new investment are being used to prepay a portion of the senior secured debt and to increase liquidity.

“These agreements reflect the strong confidence our lenders and preferred stockholders have in the execution of Comtech’s transformation plan, which is already demonstrating success. With improved financial flexibility, coupled with the return to positive cash flow we reported in the third quarter of fiscal 2025, Comtech is stronger today and well-positioned to capitalize on growing opportunities for our next-generation public safety solutions in our Terrestrial and Wireless business and mission critical communications technologies in our Satellite and Space business,” said Ken Traub, Chairman, President and Chief Executive Officer.

The foregoing description of the amendment to the senior secured credit agreement and the subordinated debt agreement is not complete and is qualified in its entirety by the terms of the underlying documents, copies of which will be made available in the Company’s filings with the Securities and Exchange Commission (“SEC”).

Additional information can be found in the Company's Current Report on Form 8-K filed with the SEC and available on Comtech’s investor relations website at https://comtech.com/investors/.

About Comtech

Comtech Telecommunications Corp. is a leading provider of satellite and space communications technologies; terrestrial and wireless network solutions; Next Generation 911 (“NG911”) and emergency services; and cloud native capabilities to commercial and government customers around the world. Through its culture of innovation and employee empowerment, Comtech leverages its global presence and decades of technology leadership and experience to create some of the world’s most innovative solutions for mission-critical communications. For more information, please visit www.comtech.com.

Cautionary Note Regarding Forward-Looking Statements

Certain information in this press release contains, and oral statements made by the Company’s representatives from time to time may contain, forward-looking statements. Forward-looking statements can be identified by words such as: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “outlook,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would,” and similar references to future periods. Forward-looking statements include, among others, statements regarding expectations for its strategic alternatives process, expectations for further portfolio-shaping opportunities, expectations for other operational initiatives, the intended use of proceeds from the Credit Facility and Amended Subordinated Credit Facility, expectations for completing further financing initiatives, future performance and financial condition, plans to address its ability to continue as a going concern, the plans and objectives of management and assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under its control which may cause actual results, future performance and financial condition, and achievement of plans and objectives of management to be materially different from the results, performance or other expectations implied by these forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or the Company’s good faith belief with respect to future events, and is subject to risks and uncertainties that are difficult to predict and many of which are outside of the Company’s control. Factors that could cause actual results to differ materially from current expectations include, among other things: the outcome and effectiveness of the aforementioned strategic alternatives process, further portfolio-shaping opportunities, other operational initiatives, and the completion of further financing activities; its ability to access capital and liquidity so that the Company is able to continue as a going concern; its ability to implement changes in executive leadership; the possibility that the expected synergies and benefits from strategic activities will not be fully realized, or will not be realized within the anticipated time periods; the risk that acquired businesses will not be integrated successfully; impacts from, and uncertainties regarding, future actions that may be taken by activist stockholders; the possibility of disruption from acquisitions or dispositions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Satellite and Space Communications segment away from bidding on large commodity service contracts and toward pursuing contracts for niche products and solutions with higher margins; the nature and timing of receipt of, and performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and/or procurement strategies and ability to scale opportunities and deliver solutions to current and prospective customers; changes and uncertainty in prevailing economic and political conditions (including financial and capital market conditions), including as a result of Russia’s military incursion into Ukraine, the Israel-Hamas war and attacks in the Red Sea region or any tariff, trade restriction or similar matters; changes in the price of oil in global markets; changes in prevailing interest rates and foreign currency exchange rates; risks associated with legal proceedings, customer claims for indemnification, and other similar matters; risks associated with obligations under its credit facilities; risks associated with large contracts; risks associated with supply chain disruptions; and other factors described in this and other Company filings with the Securities and Exchange Commission. However, the risks described above are not the only risks that the Company faces. Additional risks and uncertainties, not currently known to the Company or that do not currently appear to be material, may also materially adversely affect its business, financial condition and/or operating results in the future. The Company describes risks and uncertainties that could cause actual results and events to differ materially in the "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" sections of its SEC filings. The Company does not intend to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

Investor Relations Contact

Maria Ceriello

631-962-7115

Maria.Ceriello@comtech.com

Media Contact

Jamie Clegg

480-532-2523

Jamie.Clegg@comtech.com

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